Exhibit 99.1

Allied Gaming & Entertainment Announces CEO Transition to Accelerate Strategic Growth and Innovation

New York, NY (June 26, 2025) – Allied Gaming & Entertainment Inc. (Nasdaq: AGAE) (“AGAE”, “Allied” or the “Company”), a global experiential entertainment company, today announced a CEO transition to further strengthen the Company’s execution of its unique content and technology-driven growth strategy.

Ms. Yinghua Chen, the current Chief Executive Officer of AGAE, will transition to serve the Company in a senior strategic capacity. Ms. Chen will remain as the Chief Executive Officer of the Company’s wholly owned subsidiary, Allied Esports International. This will enable her to fully focus on advancing Allied’s unique content strategy, including the development and integration of global animation IPs and gaming assets.

The Company’s Board of Directors has unanimously appointed its current President and Chairman of the Board, Mr. Yangyang (James) Li, as Chief Executive Officer of AGAE. Mr. James Li will continue to serve as President, as well as Chairman of the Board, and no changes will be made to his current compensation package.  The transition is effective immediately.

As the new CEO, Mr. James Li will lead the Company in further solidifying its core strengths in gaming and immersive entertainment, while actively pursuing the tokenization of real-world assets (RWA), and exploring a deeper integration of cryptocurrency and blockchain technologies within entertainment and gaming. He will also continue to pursue strategic acquisitions to build out a comprehensive industry ecosystem.

This leadership transition underscores the Company’s continued commitment to innovation, its deep roots in the United States, global expansion, and long-term value creation—further advancing Allied’s mission to deliver greater returns for all stakeholders.

“The Board would like to sincerely thank Ms. Yinghua Chen for her outstanding leadership during a pivotal period of growth and transformation at Allied,” said Guanzhou (Jerry) Qin, an independent director of the Company. “Under her guidance, the Company began stabilizing and growing its business over the past three years and initiating a number of transformative projects. Even amidst a series of baseless attacks and costly litigation brought by dissident shareholders, she remained resolute. Her vision has laid a solid foundation for the Company’s future, and the Board looks forward to continuing our collaboration to maintain this momentum with Mr. James Li’s leadership as the Chief Executive Officer.”

“I am thrilled and excited to take on this new leadership role at AGAE,“  said Mr. James Li.  “At this critical juncture, as we embark on a new phase of strategic advancement, the Company is under attack by Roy Choi, an individual with a documented history of regulatory penalties and prior misconduct, including past criminal charges. Records indicate that this individual, in coordination with former executives, their relatives, and business partners, is attempting to gain control of the Company without paying a control premium to all our shareholders. This group has known ties to gambling services and financing operations for professional gamblers. Mr. Choi’s relentless attack will only lead to a lose-lose outcome for the Company. We have made multiple attempts to communicate and seek a resolution but were unsuccessful. At this point, we have no choice but to confront it head-on.

“In this crucial moment, I am fully committed to lead the Company forward to the next phase of growth and expansion. Over the next three years, it is the mission of this next generation of management to overcome these crises, achieve our strategic goals, and create maximum value for all shareholders, not just a select few. In the coming months, we will release a comprehensive strategic plan, roadmap, and series of governance reforms to safeguard shareholder rights, enhance asset value, and drive business growth—positioning the Company to take part in the sweeping changes of our time.

“Lastly, I want to extend my heartfelt appreciation to our high-caliber Board of Directors. Your persistence, trust, and unwavering dedication over the past two years have carried us to this point. The future of Allied is full of promise, and I look forward to working alongside all our shareholders to make history together.”

Advisors
Paul Hastings LLP is serving as legal counsel, MacKenzie Partners, Inc. is serving as proxy solicitor and ADDO IR is serving as strategic communications advisor to AGAE.

About Allied Gaming & Entertainment
Allied Gaming & Entertainment Inc. (Nasdaq: AGAE) is a global experiential entertainment company focused on providing a growing world of gamers and concertgoers with unique experiences through renowned assets, products and services. For more information, visit alliedgaming.gg.

Forward Looking Statements
This communication contains certain forward-looking statements under federal securities laws, including statements regarding the future growth and prospect of AGAE and leadership transition In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “intend” or “continue,” the negative of such terms, or other comparable terminology. These statements are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those contemplated by the forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside our control, that could cause actual results or outcomes to differ materially from those discussed in these forward-looking statements. The inclusion of such information should not be regarded as a representation by the Company, or any person, that the objectives of the Company will be achieved.

IMPORTANT ADDITIONAL INFORMATION REGARDING the 2024/2025 Annual Meeting of Stockholders and Where to Find It
The Company has filed a proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for its 2024/2025 Annual Meeting. THE COMPANY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the proxy statement, any amendments or supplements to the proxy statement and other documents as and when filed by the Company with the SEC without charge from the SEC’s website at www.sec.gov.

Certain Information Regarding Participants
The Company, the President and Chairman, Yangyang Li and each of its non-employee Directors (namely, Mao Sun, Jingsheng (Jason) Lu, Guanzhou (Jerry) Qin, Yushi Guo, Yuanfei (Cliff) Qu and Chi Zhao) are deemed to be “participants” (as defined in Section 14(a) of the Exchange Act) in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the Annual Meeting. Information about the compensation of our President and Chairman, Yangyang Li and each of its non-employee Directors is set forth in the section titled “Executive and Director Compensation” in the Company’s preliminary proxy statement on Schedule 14A filed on June 24, 2025 (the “Preliminary Proxy”), at pages 34 to 37, and is available here. Information regarding the participants’ holdings of the Company’s securities can be found in the section titled “Ownership of Certain Beneficial Owners, Management and Directors” in the Company’s Preliminary Proxy on pages 42 to 43 and is available here. When filed, supplemental information regarding the participants’ holdings of the Company’s securities can be found in SEC filings on Statements of Change in Ownership on Form 4 available on the Company’s website at https://ir.alliedgaming.gg/sec-filings or through the SEC’s website via the links referenced above. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s proxy statement on Schedule 14A and other materials to be filed with the SEC in connection with the 2024/2025 Annual Meeting of Stockholders.

Investor Contact:
Addo Investor Relations
ir@alliedgaming.gg

Bob Marese
MacKenzie Partners, Inc.
1-800-322-2885